                                                                    Exhibit 10.1

                                                                  EXECUTION COPY


                                 FIFTH AMENDMENT

         FIFTH AMENDMENT, dated as of May 11, 2001 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

         WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINED TERMS

         DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein have the meanings given to such terms in the Credit Agreement.

                              SECTION 2. AMENDMENTS

         2.1. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended:

                  (a) by adding at the end of the definition of "EBITDA" the following:

                  "; PROVIDED, HOWEVER, that in any computation of EBITDA for the second quarter of the Borrower's 2001 fiscal year (or for any four quarter period which includes such quarter) up to $5,000,000 in compensation-related expenses reflected in the Company's consolidated income statement for such quarter that are associated with the retirement by reason of disability of Mr. John J. Lee may be disregarded"

                  (b) for and during the period from the Effective Date (as defined below) to and including the date upon which the Administrative Agent receives the financial statements and compliance certificate required to be delivered with respect to the second fiscal quarter of 2002 pursuant to subsections 13.1 and 13.2 of the Credit Agreement, by replacing in its entirety the table of Leverage Ratios and Applicable Margins contained in the definition of "Applicable Margin" with the following new table:

-------------------------------------------------------------------------------------------------------------
                                                                    Applicable Margin
                                             ----------------------------------------------------------------
                                                     Tranche A Loans
                                                  Revolving Credit Loans
                                                     Swing Line Loans
                                                 European Revolving Loans              Tranche B Loans
                                             ----------------------------------------------------------------
                                                                                     Euro-
             Leverage Ratio                    Eurocurrency                         Currency        ABR
                                                   Loans         ABR Loans            Loans         Loans
----------------------------------------     ---------------   --------------   -----------------------------
  Greater than or equal to 5.0 to 1.0            275 b.p.         175 b.p.          325 b.p.      225 b.p.
  Greater than or equal to 4.5 to 1.0,           250 b.p.         150 b.p.          300 b.p.      200 b.p.
        but less than 5.0 to 1.0
  Greater than or equal to 4.0 to 1.0,           225 b.p.         125 b.p.          275 b.p.      175 b.p.
        but less than 4.5 to 1.0
  Greater than or equal to 3.5 to 1.0,           200 b.p.         100 b.p.          275 b.p.      175 b.p.
        but less than 4.0 to 1.0
  Greater than or equal to 3.0 to 1.0,           150 b.p.         50 b.p.           225 b.p.      125 b.p.
        but less than 3.5 to 1.0
  Greater than or equal to 2.5 to 1.0,          112.5 b.p.        25 b.p.           200 b.p.      100 b.p.
        but less than 3.0 to 1.0
          Less than 2.5 to 1.0                   100 b.p.         25 b.p.           200 b.p.      100 b.p.
-------------------------------------------------------------------------------------------------------------


                  (c) by deleting "$30,000,000" where it appears in the definition of "Fixed Charge Coverage Ratio" and by inserting, in lieu thereof, "$20,000,000".

                  (d) by deleting "14.8(j)" where it appears in the definition of "Investment" and by inserting, in lieu thereof, "14.8(k)".

         2.2. AMENDMENT TO SUBSECTION 14.1(a). Subsection 14.1(a) is hereby amended by deleting such subsection in its entirety and by substituting therefor the following:

                  (a) MINIMUM INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

----------------------------------------------------------------------------
                       Period                                  Ratio
------------------------------------------------       ---------------------
          January 1, 2000 - March 31, 2000                  1.80 to 1.0
           April 1, 2000 - June 30, 2000                    1.80 to 1.0
         July 1, 2000 - September 30, 2000                  1.80 to 1.0
        October 1, 2000 - December 31, 2000                 1.85 to 1.0
          January 1, 2001 - March 31, 2001                  2.25 to 1.0
           April 1, 2001 - June 30, 2001                    2.10 to 1.0
         July 1, 2001 - September 30, 2001                  2.10 to 1.0
        October 1, 2001 - December 31, 2001                 2.15 to 1.0
          January 1, 2002 - March 31, 2002                  2.20 to 1.0
           April 1, 2002 - June 30, 2002                    2.25 to 1.0
             July 1, 2002 - Thereafter                      2.50 to 1.0
----------------------------------------------------------------------------

         2.3. AMENDMENT TO SUBSECTION 14.1(b). Subsection 14.1(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following:

                  (b) MAXIMUM LEVERAGE RATIO. Permit the Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

----------------------------------------------------------------------------
                       Period                                  Ratio
--------------------------------------------------      --------------------
          January 1, 2000 - March 31, 2000                  6.15 to 1.0
           April 1, 2000 - June 30, 2000                    6.15 to 1.0
         July 1, 2000 - September 30, 2000                  6.15 to 1.0
        October 1, 2000 - December 31, 2000                 5.75 to 1.0
          January 1, 2001 - March 31, 2001                  5.00 to 1.0
           April 1, 2001 - June 30, 2001                    5.25 to 1.0
         July 1, 2001 - September 30, 2001                  5.25 to 1.0
        October 1, 2001 - December 31, 2001                 5.25 to 1.0
          January 1, 2002 - March 31, 2002                  5.00 to 1.0
           April 1, 2002 - June 30, 2002                    4.75 to 1.0
             July 1, 2002 - Thereafter                      4.50 to 1.0
----------------------------------------------------------------------------

         2.4. AMENDMENT TO SUBSECTION 14.8(k). For and during the period from the Effective Date (as defined below) to and including June 30, 2002 only, subsection 14.8(k) of the Credit Agreement is hereby amended by replacing clause (i) in its entirety with the following new clause (i):

                  "(i) the aggregate amount of all Investments (with the amount of any Guarantee Obligations being deemed to be the amount so guaranteed) made by the Company and its Subsidiaries in reliance upon the provisions of this subsection 14.8(k) does not exceed $50,000,000" and

                            SECTION 3. MISCELLANEOUS

         3.1. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective (as of the date first set forth above) on the date (the "EFFECTIVE DATE") upon which (a)the Administrative Agent shall have received counterparts hereof, duly executed and delivered by each Borrower, the Documentation Agent, the Administrative Agent, each Subsidiary Guarantor and the Majority Lenders and (b) the Amendment Fee specified in Section 3.4 of this Amendment shall have been paid.

         3.2. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Subsection 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         3.3. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         3.4. AMENDMENT FEE. The Company shall pay to the Administrative Agent, for the account of each Lender executing this Amendment on or before May 11, 2001, an amendment fee (the "AMENDMENT FEE") equal to 25 b.p. of each such Lender's applicable (i) Commitment, in the case of Revolving Credit Commitment, European Loan Commitment or European Overdraft Commitment and
(ii) outstanding Loans, in the case of Tranche A Loans and Tranche B Loans. Such Amendment Fee shall be calculated immediately prior to the effectiveness of this Amendment and shall be payable on the Effective Date.

         3.5. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

         3.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                  (End of Page)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.






                                            HEXCEL CORPORATION
                                            HEXCEL COMPOSITES S.A. (Belgium)
                                            HEXCEL (U.K.) LIMITED
                                            HEXCEL COMPOSITES S.A. (France)
                                            HEXCEL COMPOSITES LIMITED
                                            HEXCEL COMPOSITES GMBH (Austria)
                                            HEXCEL S.A. (France)
                                            HEXCEL COMPOSITES, S.A. (Spain)
                                            HEXCEL FABRICS S.A.
                                            HEXCEL COMPOSITES GMBH (Germany)
                                            HEXCEL HOLDINGS (UK) LIMITED

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

CREDIT SUISSE FIRST BOSTON, as              AERIES FINANCE II LTD.
Administrative Agent and Lead Arranger          By: INVESCO SENIOR SECURED
                                                    MANAGEMENT, INC., as Sub-
By:                                                 Managing Agent
   ------------------------------------
   Name:                                    By:
   Title:                                      -------------------------------
                                               Name:
By:                                            Title:
   ------------------------------------
   Name:
   Title:                                   AMARA 2 FINANCE, LTD.
                                                By: INVESCO SENIOR SECURED
                                                    MANAGEMENT, INC., as
CITIBANK, N.A., as Documentation Agent              Sub-Adviser
and as a Lender
                                            By:
By:                                            -------------------------------
   ------------------------------------        Name:
   Name:                                       Title:
   Title:

                                            THE BANK OF NEW YORK
ARCHIMEDES FUNDING II, Ltd.
    By:  ING CAPITAL ADVISORS LLC, as       By:
         Collateral Manager                    -------------------------------
                                               Name:
By:                                            Title:
   ------------------------------------
   Name:
   Title:                                   BANK ONE, NA

                                            By:
CREDIT SUISSE FIRST BOSTON, as a               -------------------------------
Lender                                         Name:
                                               Title:
By:
   ------------------------------------
   Name:                                    BANQUE NATIONALE DE PARIS
   Title:
                                            By:
By:                                            -------------------------------
   ------------------------------------        Name:
   Name:                                       Title:
   Title:
                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

BANQUE WORMS CAPITAL CORPORATION            CAPTIVA II FINANCE LTD.

By:                                         By:
   ------------------------------------        -------------------------------
   Name:                                       Name:
   Title:                                      Title:

By:
   ------------------------------------     CERES FINANCE LTD.
   Name:                                        By:  INVESCO SENIOR SECURED
   Title:                                            MANAGEMENT INC., as Sub-
                                                     Managing Agent

BATTERSON PARK CBO 1
    By:  GENERAL RE - NEW ENGLAND ASSET     By:
         MANAGEMENT, INC., as Collateral       -------------------------------
         Manager                               Name:
                                               Title:
By:
   ------------------------------------
   Name:                                    CREDIT LYONNAIS NEW YORK BRANCH
   Title:
                                            By:
                                               -------------------------------
THE CHASE MANHATTAN BANK                       Name:
                                               Title:
By:
   ------------------------------------
   Name:                                    CYPRESSTREE SENIOR FLOATING
   Title:                                   RATE FUND
                                                By:  CYPRESSTREE INVESTMENT
                                                     MANAGEMENT COMPANY, INC.,
CHAIO TUNG BANK CO., NEW YORK AGENCY                 as Portfolio Manager

By:                                         By:
   ------------------------------------        -------------------------------
   Name:                                       Name:
   Title:                                      Title:


CREDIT AGRICOLE INDOSUEZ

By:
   ------------------------------------
   Name:
   Title:

CYPRESSTREE INVESTMENT                      EATON VANCE CDO III LTD.
PARTNERS I, LTD.                                By:  EATON VANCE MANAGEMENT,
    BY:  CYPRESSTREE INVESTMENT                      as Investment Advisor
         MANAGEMENT COMPANY, INC.,
         as Portfolio Manager               By:
                                               -------------------------------
By:                                            Name:
   -------------------------------             Title:
   Name:
   Title:
                                            EATON VANCE INST. SENIOR LOAN
                                            FUND
CYPRESSTREE INVESTMENT                          By:  EATON VANCE MANAGEMENT,
PARTNERS II, LTD.                                    as Investment Advisor
    BY:  CYPRESSTREE INVESTMENT
         MANAGEMENT COMPANY, INC.,          By:
         as Portfolio Manager                  -------------------------------
                                               Name:
By:                                            Title:
   -------------------------------
   Name:
   Title:                                   EATON VANCE SENIOR INCOME
                                            TRUST
                                                By:  EATON VANCE MANAGEMENT,
DEUTSCHE BANK AG NEW YORK                            as Investment Advisor
BRANCH AND/OR CAYMAN ISLANDS
BRANCH                                      By:
                                               -------------------------------
By:                                            Name:
   -------------------------------             Title:
   Name:
   Title:
                                            ERSTE BANK
By:
   -------------------------------          By:
   Name:                                       -------------------------------
   Title:                                      Name:
                                               Title:

                                            By:
                                               -------------------------------
                                               Name:
                                               Title::


                                            FIRST UNION NATIONAL BANK

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

GALAXY CLO 1999-1, LTD.                     KATONAH I LTD.

By:                                         By:
   -------------------------------             -------------------------------
   Name:                                       Name:
   Title:                                      Title:


GENERAL ELECTRIC CAPITAL                    KEYBANK NATIONAL ASSOCIATION
CORPORATION
                                            By:
By:                                            -------------------------------
   -------------------------------             Name:
   Name:                                       Title:
   Title:

                                            KZH CYPRESSTREE-1 LLC
GRAYSTON & CO.
                                            By:
By:                                            -------------------------------
   -------------------------------             Name:
   Name:                                       Title:
   Title:

                                            KZH ING-2 LLC
GRAYSTON CLO 2001-01 LTD.
                                            By:
By:                                            -------------------------------
   -------------------------------             Name:
   Name:                                       Title:
   Title:

                                            KZH ING-3 LLC
THE INDUSTRIAL BANK OF JAPAN,
LIMITED, NEW YORK BRANCH                    By:
                                               -------------------------------
By:                                            Name:
   -------------------------------             Title:
   Name:
   Title:
                                            KZH SOLEIL 2 LLC

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:
                                                     -------------------------
                                                Title:

KZH WATERSIDE LLC                           OXFORD STRATEGIC INCOME FUND
                                                By:  EATON VANCE MANAGEMENT,
By:                                                  as Investment Advisor
   -------------------------------
   Name:                                    By:
   Title:                                      -------------------------------
                                               Name:
                                               Title:
MERITA BANK Plc

By:                                         SENIOR DEBT PORTFOLIO
   -------------------------------              By:  BOSTON MANAGEMENT AND
   Name:                                             RESEARCH, as Investment
   Title:                                            Advisor

By:                                         By:
   -------------------------------             -------------------------------
   Name:                                       Name:
   Title:                                      Title:


METROPOLITAN LIFE INSURANCE                 SOCIETE GENERALE
COMPANY
                                            By:
By:                                            -------------------------------
   -------------------------------             Name:
   Name:                                       Title:
   Title:

                                            STRATA FUNDING, LTD.
MORGAN GUARANTY TRUST                           By: INVESCO SENIOR SECURED
COMPANY OF NEW YORK                                 MANAGEMENT, INC., as Sub-
                                                    Managing Agent
By:
   -------------------------------          By:
   Name:                                       -------------------------------
   Title:                                      Name:
                                               Title:

NORTH AMERICAN SENIOR
FLOATING RATE FUND                          UNION BANK OF CALIFORNIA, N.A.
    BY:  CYPRESSTREE INVESTMENT
         MANAGEMENT COMPANY, INC.,          By:
         as Portfolio Manager                  -------------------------------
                                               Name:
By:                                            Title:
   -------------------------------
   Name:
   Title:

VAN KAMPEN SENIOR FLOATING
RATE FUND
    BY: VAN KAMPAN INVESTMENT
        ADVISORY CORP.

By:
   -------------------------------
   Name:
   Title:


WACHOVIA BANK, N.A.

By:
   -------------------------------
   Name:
   Title:

         The undersigned Subsidiary Guarantors do hereby consent and agree to the execution and delivery of this Amendment:


                                      HEXCEL INTERNATIONAL
                                      HEXCEL OMEGA CORPORATION
                                      HEXCEL BETA CORP.
                                      CLARK-SCHWEBEL HOLDING CORP.
                                      CLARK-SCHWEBEL CORPORATION
                                      CS TECH-FAB HOLDING, INC.

                                      By:
                                         ---------------------------------
                                         Name:
                                         Title: